Exhibit 99.2

Second Quarter Fiscal 2012
Supplemental Operating and Financial Data
for the Quarter Ended October 31, 2011

CONTACT: Lindsey Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	1400 31st Avenue SW, Suite 60 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

October 31, 2011

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-18
Stabilized Properties and Overall Physical Occupancy Levels by Segment	19

Tenant Analysis
Commercial Leasing Summary	20-21
Multi-Family Residential Summary	22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Lease Expirations as of October 31, 2011	24

Growth and Strategy
Fiscal 2012 Acquisition Summary	25
Fiscal 2012 Development Summary	26

Definitions	27

Company Background and Highlights
Second Quarter Fiscal 2012

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.

During the second quarter of fiscal year 2012, the Company closed on or placed in-service the following acquisitions and development projects: an approximately 3,431 square foot medical office property located in Edina, Minnesota, for a purchase price of $505,000, of which $31,000 was paid in cash and the remainder in limited partnership units of the Operating Partnership valued at $474,000 (this property adjoins an existing medical office property owned by the Company);  two multi-family residential properties in Sioux Falls, South Dakota, with 50 units and 24 units, respectively, for purchase prices of $4.7 million and $2.3 million, respectively, paid in cash; an approximately 24,795 square foot, one-story medical clinic was completed for Trinity Health, a non-profit healthcare organization based in Minot, North Dakota, on land owned by the Company adjacent to the Company’s former headquarters building in Minot, for total project costs (excluding the value of the land) of approximately $8.9 million (construction of this build-to-suit facility began in the second quarter of fiscal year 2011, with the project’s certificate of occupancy issued on September 23, 2011); an approximately 9.6 acre parcel of vacant land located in Minot, North Dakota, zoned for commercial development, for a purchase price of  $416,000, paid in cash; seven senior housing projects located in Boise, Idaho and towns surrounding Boise, with a total of approximately 261 beds, for a total purchase price of approximately $33.8 million; a small parcel of vacant land adjoining the Company’s Meadow Wind assisted living facility in Casper, Wyoming, for which the Company paid $50,000; and the 147-unit Regency Park Estates multi-family residential property in St. Cloud, Minnesota, for a purchase price totaling $10.9 million, of which approximately $7.2 million consisted of the assumption of existing debt, with the remaining approximately $3.7 million paid in cash (approximately $2.2 million) and in limited partnership units of the Operating Partnership valued at approximately $1.5 million.

During the second quarter of fiscal year 2012, the Company sold a small retail property in Livingston, Montana, for a sale price of approximately $2.2 million, with approximately $1.2 million of the sale proceeds applied to pay off the outstanding mortgage loan balance on the property.

During the second quarter of fiscal year 2012, the Company signed agreements for the acquisition of two multi-family residential projects in Billings, Montana, with a total of 36 units, for a purchase price totaling approximately $2.1 million, currently expected to be paid in cash; and for the construction of an  approximately 23,000 square foot industrial building to be located in Minot, North Dakota on an approximately 9-acre parcel of vacant land, for a total construction cost currently estimated at $4.8 million, subject to tenant-requested changes, with construction expected to be completed in the summer of 2012.  These pending projects are subject to various closing conditions and contingencies, and no assurances can be given that any of these transactions will be completed.

The Company continued to experience a challenging market environment during the second quarter of fiscal year 2012, in our commercial office segment in particular. Physical occupancy as of October 31, 2011 compared to October 31, 2010 increased in all of our reportable segments except for commercial office, on a stabilized and all-property basis.  Our overall level of tenant concessions increased in the quarter, compared to the same quarter of the prior fiscal year.  We believe the continued decrease in occupancy levels in our commercial office segment reflect the economic conditions in our markets, as economic growth continues to be sluggish and uncertain.

As we have previously reported, Minot, North Dakota, where our corporate headquarters are located, experienced significant flooding in June 2011, resulting in extensive damage to our Arrowhead Shopping Center and Chateau Apartments.  Both of these properties are currently undergoing restoration.   Chateau Apartments is expected to be available for leasing in the third quarter of the current fiscal year.  Arrowhead Shopping Center is currently in various stages of re-leasing.  Costs related to clean-up, redevelopment and loss of rents are being reimbursed to the Company by its insurance carrier, less the Company’s deductible of $200,000 under the policy.  As of October 31, 2011, the Company had received and recognized $4.3 million of insurance proceeds for clean-up costs and redevelopment; reimbursement for business interruption (loss of rents) in an amount totaling $474,000 is expected to be added back as income to the extent that insurance proceeds are received and gain contingencies are resolved, in accordance with GAAP.  The  Company currently estimates that a gain on involuntary conversion of approximately $2.6 million will be reported in a future quarter, once all flood-related costs have been reimbursed; however, this number is an estimate only and is subject to revision as reimbursements are received and recognized.

In the second quarter of fiscal year 2012, IRET paid its 162nd consecutive quarterly distribution.  The $0.1300 per share/unit distribution was paid on October 3, 2011.  Subsequent to the end of the second quarter of fiscal year 2012, the Company declared a quarterly distribution of $0.1300 per share and unit payable on January 16, 2012 to shareholders of record on January 3, 2012.  The Board of Trustees also declared a quarterly distribution of $0.5156 per share on the Company’s Series A preferred shares, payable January 3, 2012 to preferred shareholders of record on December 20, 2011.

As of October 31, 2011, IRET owns a diversified portfolio of 265 properties consisting of 81multi-family residential properties, 68 commercial office properties, 65 commercial medical properties (including senior housing), 19 commercial industrial properties and 32 commercial retail properties.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of October 31, 2011)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	265
Total Square Feet
(commercial properties)	12.3 million
Total Units
(multi-family residential properties)	8,885
Common Shares Outstanding (thousands)	83,682
Limited Partnership Units Outstanding (thousands)	19,534
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	7.0%
Total Capitalization (see p. 13 for detail)	$1.8 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman
John D. Stewart	Trustee, Chair of Audit Committee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
W. David Scott	Trustee, Chair of Compensation Committee
Jeffrey K. Woodbury	Trustee
Linda Hall Keller	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Michael A. Bosh	Senior Vice President, General Counsel and Assistant Secretary
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Ted E. Holmes	Senior Vice President, Finance
Andrew Martin	Senior Vice President, Residential Property Management

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Lindsey Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)

	2nd Quarter Fiscal Year 2012	1st Quarter Fiscal Year 2012	4th Quarter Fiscal Year 2011	3rd Quarter Fiscal Year 2011	2nd Quarter Fiscal Year 2011
High Closing Price	$8.12	$9.69	$9.54	$9.26	$8.90
Low Closing Price	$6.92	$8.07	$8.92	$8.74	$7.97
Average Closing Price	$7.46	$8.87	$9.24	$8.99	$8.43
Closing Price at end of quarter	$7.41	$8.13	$9.41	$8.94	$8.80
Common Share Distributions—annualized	$0.520	$0.686	$0.686	$0.686	$0.686
Closing Dividend Yield - annualized	7.0%	8.4%	7.3%	7.7%	7.8%
Closing common shares outstanding (thousands)	83,682	81,259	80,523	79,846	79,092
Closing limited partnership units outstanding (thousands)	19,534	19,958	20,068	20,047	19,994
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$764,831	$822,894	$946,561	$893,043	$871,957

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2011Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Second Quarter Fiscal 2012 Acquisitions

Regency Park Estates 1615 15th Ave SE St. Cloud, MN 56304	Cottage West Twin Homes 4604 W. Cottage Trail Sioux Falls, SD 57106

Edgewood Spring Creek American Falls 605 Hillcrest American Falls, ID 83211	Edgewood Spring Creek Overland 10139 W. Overland Road Boise, ID 83709

Investment Cost by Segment – Second Quarter Fiscal 2012

With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

Commercial Retail
6.9%
Commercial Industrial
6.4%
Multi-Family
Residential
27.6%
Commercial
Medical
26.5%
Commercial Office
32.6%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	10/31/2011	07/31/2011	04/30/2011	01/31/2011	10/31/2010
ASSETS
Real estate investments
Property owned	$1,844,654	$1,777,485	$1,770,798	$1,763,585	$1,773,924
Less accumulated depreciation	(351,174)	(339,293)	(328,952)	(319,235)	(322,379)
	1,493,480	1,438,192	1,441,846	1,444,350	1,451,545
Development in progress	14,124	12,697	9,693	4,231	2,755
Unimproved land	6,558	6,550	6,550	7,470	7,876
Mortgage loans receivable, net of allowance	155	156	156	157	157
Total real estate investments	1,514,317	1,457,595	1,458,245	1,456,208	1,462,333
Other assets
Cash and cash equivalents	32,697	37,307	41,191	30,907	43,701
Marketable securities – available-for-sale	628	627	625	325	420
Receivable arising from straight-lining of rents, net of allowance	20,905	19,331	18,933	18,656	18,125
Accounts receivable, net of allowance	8,243	7,935	5,646	8,864	5,179
Real estate deposits	451	458	329	254	2,089
Prepaid and other assets	1,718	1,997	2,351	2,852	3,375
Intangible assets, net of accumulated amortization	50,322	48,108	49,832	51,543	48,140
Tax, insurance, and other escrow	11,315	15,198	15,268	18,467	10,504
Property and equipment, net of accumulated depreciation	1,986	1,687	1,704	1,332	1,370
Goodwill	1,127	1,127	1,127	1,127	1,260
Deferred charges and leasing costs, net of accumulated amortization	21,255	20,304	20,112	19,737	18,606
TOTAL ASSETS	$1,664,964	$1,611,674	$1,615,363	$1,610,272	$1,615,102

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$39,002	$34,547	$37,879	$35,633	$26,616
Revolving lines of credit	47,000	34,000	30,000	10,000	29,100
Mortgages payable	1,039,625	1,002,962	993,803	998,929	1,004,532
Other	1,164	6,369	8,404	8,423	1,227
TOTAL LIABILITIES	1,126,791	1,077,878	1,070,086	1,052,985	1,061,475

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,005	1,263	987	1,237	1,357
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	643,022	627,722	621,936	616,701	610,580
Accumulated distributions in excess of net income	(260,535)	(250,585)	(237,563)	(223,684)	(221,304)
Total Investors Real Estate Trust shareholders’ equity	409,804	404,454	411,690	420,334	416,593
Noncontrolling interests – Operating Partnership	116,550	119,382	123,627	126,335	126,113
Noncontrolling interests – consolidated real estate entities	10,814	8,697	8,973	9,381	9,564
Total equity	537,168	532,533	544,290	556,050	552,270
TOTAL LIABILITIES AND EQUITY	$1,664,964	$1,611,674	$1,615,363	$1,610,272	$1,615,102

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Six Months Ended	Three Months Ended
OPERATING RESULTS	10/31/2011	10/31/2010	10/31/2011	07/31/2011	04/30/2011	01/31/2011	10/31/2010
Real estate revenue	$120,259	$117,972	$60,688	$59,571	$59,067	$60,146	$58,847
Real estate expenses	50,676	48,611	25,791	24,885	26,266	27,033	24,301
Net operating income	69,583	69,361	34,897	34,686	32,801	33,113	34,546
Depreciation/amortization	(29,843)	(28,970)	(14,953)	(14,890)	(14,937)	(14,581)	(14,414)
Administrative expenses, advisory and trustee services	(4,285)	(3,687)	(2,104)	(2,181)	(1,685)	(1,850)	(1,718)
Other expenses	(1,150)	(916)	(835)	(315)	(417)	(441)	(563)
Interest	(32,223)	(32,467)	(16,317)	(15,906)	(15,606)	(15,868)	(16,416)
Interest and other income	366	304	213	153	130	107	167
Income tax benefit (expense)	0	0	0	0	0	0	19
Income from continuing operations	2,448	3,625	901	1,547	286	480	1,621
Income (loss) from discontinued operations	616	5,828	590	26	24	14,108	5,500
Net income	$3,064	$9,453	$1,491	$1,573	$310	$14,588	$7,121

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(372)	(1,692)	(194)	(178)	36	(2,793)	(1,322)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	14	44	(12)	26	98	38	20
Net income attributable to Investors Real Estate Trust	2,706	7,805	1,285	1,421	444	11,833	5,819
Dividends to preferred shareholders	(1,186)	(1,186)	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,520	$6,619	$692	$828	$(149)	$11,240	$5,226

Per Share Data
Earnings (loss) per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.01	$.03	$.00	$.01	$(.01)	$.00	$.01
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.01	.06	.01	.00	.00	.14	.06
Net income (loss) per common share – basic & diluted	$.02	$.09	$.01	$.01	$(.01)	$.14	$.07

Percentage of Revenues
Real estate expenses	42.1%	41.2%	42.5%	41.8%	44.5%	44.9%	41.3%
Depreciation/amortization	24.8%	24.6%	24.6%	25.0%	25.3%	24.2%	24.5%
General and administrative	3.6%	3.1%	3.5%	3.7%	2.9%	3.1%	2.9%
Interest	26.8%	27.5%	26.9%	26.7%	26.4%	26.4%	27.9%
Net income	2.5%	8.0%	2.5%	2.6%	0.5%	24.3%	12.1%

Ratios
EBITDA(1)/Interest expense	2.00	x	2.00	x	1.97	x	2.03	x	1.98	x	1.97	x	1.96	x
EBITDA/Interest expense plus preferred distributions	1.93	x	1.93	x	1.90	x	1.96	x	1.91	x	1.90	x	1.89	x

(1)	See Definitions on page 27. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Six Months Ended		Three Months Ended
	10/31/2011	10/31/2010	10/31/2011	07/31/2011	04/30/2011	01/31/2011	10/31/2010
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$2,706	$7,805	$1,285	$1,421	$444	$11,833	$5,819
Less dividends to preferred shareholders	(1,186)	(1,186)	(593)	(593)	(593)	(593)	(593)
Net income (loss) available to common shareholders	1,520	6,619	692	828	(149)	11,240	5,226
Adjustments:
Noncontrolling interests – Operating Partnership	372	1,692	194	178	(36)	2,793	1,322
Depreciation and amortization	29,713	29,948	14,890	14,823	14,877	14,577	14,888
Gain on depreciable property sales	(589)	(5,404)	(589)	0	0	(13,961)	(5,404)
Funds from operations applicable to common shares and Units	$31,016	$32,855	$15,187	$15,829	$14,692	$14,649	$16,032

FFO per share and unit - basic and diluted	$0.31	$0.34	$0.15	$0.16	$0.15	$0.14	$0.17
Weighted average shares and units	101,286	97,775	101,669	100,844	100,239	99,355	98,737

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Six Months Ended		Three Months Ended
	10/31/2011	10/31/2010	10/31/2011	07/31/2011	04/30/2011	01/31/2011	10/31/2010
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$2,706	$7,805	$1,285	$1,421	$444	$11,833	$5,819
Adjustments:
Noncontrolling interests – Operating Partnership	372	1,692	194	178	(36)	2,793	1,322
Income before noncontrolling interests – Operating Partnership	3,078	9,497	1,479	1,599	408	14,626	7,141
Add:
Interest	32,243	34,108	16,318	15,925	15,626	15,719	17,346
Depreciation/amortization related to real estate investments	28,359	28,802	14,193	14,166	14,246	13,943	14,320
Amortization related to non-real estate investments	1,492	1,293	758	734	701	689	639
Amortization related to real estate revenues(2)	80	53	29	51	56	44	28
Less:
Interest income	(90)	(124)	(37)	(53)	(65)	(75)	(66)
Gain on sale of real estate, land and other investments	(589)	(5,404)	(589)	0	0	(13,961)	(5,404)
EBITDA	$64,573	$68,225	$32,151	$32,422	$30,972	$30,985	$34,004

(1)	See Definitions on page 27.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2012	$13,087	$0	$13,087	6.50%	1.3%
2013	21,840	0	21,840	5.76%	2.1%
2014	42,299	772	43,071	6.13%	4.1%
2015	75,056	5,250	80,306	5.66%	7.7%
2016	73,506	53	73,559	5.92%	7.1%
2017	187,270	0	187,270	6.16%	18.0%
2018	83,743	0	83,743	5.79%	8.0%
2019	101,507	0	101,507	6.08%	9.8%
2020	118,070	0	118,070	5.86%	11.4%
2021	126,475	0	126,475	5.44%	12.2%
Thereafter	190,697	0	190,697	5.72%	18.3%
Total maturities	$1,033,550	$6,075	$1,039,625	5.86%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	10/31/2011	07/31/2011	04/30/2011	01/31/2011	10/31/2010
Balances Outstanding
Mortgage
Fixed rate	$1,033,550	$996,256	$992,276	$997,332	$1,002,867
Variable rate	6,075	6,706	1,527	1,597	1,665
Mortgage total	1,039,625	1,002,962	993,803	998,929	1,004,532

Weighted Average Interest Rates
Secured	5.86%	5.90%	5.92%	6.05%	6.14%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF OCTOBER 31, 2011

(in thousands)

Property	Maturity Date	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015	Thereafter	Total(1)

Multi-Family Residential
Meadows III - Jamestown, ND 2	11/1/2011	$928	$0	$0	$0	$0	$928
Crown - Rochester, MN 3	1/1/2012	2,496	0	0	0	0	2,496
Monticello Village - Monticello, MN	3/1/2013	0	2,991	0	0	0	2,991
Quarry Ridge - Rochester, MN	10/1/2013	0	0	12,008	0	0	12,008
East Park - Sioux Falls, SD	12/1/2013	0	0	1,513	0	0	1,513
Sycamore Village - Sioux Falls, SD	12/1/2013	0	0	851	0	0	851
Candlelight - Fargo, ND	3/1/2014	0	0	1,295	0	0	1,295
Summary of Debt due after Fiscal 2015		0	0	0	0	275,899	275,899
Sub-Total Multi-Family Residential		$3,424	$2,991	$15,667	$0	$275,899	$297,981

Commercial Office
Wirth Corporate Center - Golden Valley, MN	2/1/2012	$3,649	$0	$0	$0	$0	$3,649
Great Plains - Fargo, ND	10/1/2013	0	0	2,554	0	0	2,554
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	0	2,590	0	0	2,590
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	0	1,343	0	0	1,343
Viromed - Eden Prairie, MN	4/1/2014	0	0	769	0	0	769
TCA Building - Eagan, MN	5/1/2014	0	0	0	7,755	0	7,755
Brenwood - Hennepin County, MN	7/15/2014	0	0	0	5,250	0	5,250
Burnsville Bluffs II - Burnsville, MN	8/8/2014	0	0	0	1,774	0	1,774
Plymouth IV - Plymouth, MN	8/8/2014	0	0	0	3,273	0	3,273
Plymouth V - Plymouth, MN	8/8/2014	0	0	0	3,825	0	3,825
Plaza VII - Boise, ID	9/1/2014	0	0	0	1,080	0	1,080
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	0	3,479	0	3,479
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	0	10,437	0	10,437
Northgate I - Maple Grove, MN	12/10/2014	0	0	0	5,423	0	5,423
Plymouth I - Plymouth, MN	12/10/2014	0	0	0	1,215	0	1,215
Plymouth II - Plymouth, MN	12/10/2014	0	0	0	1,215	0	1,215
Plymouth III - Plymouth, MN	12/10/2014	0	0	0	1,496	0	1,496
Benton Business Park - Sauk Rapids, MN	1/1/2015	0	0	0	657	0	657
West River Business Park - Waite Park, MN	1/1/2015	0	0	0	657	0	657
Highlands Ranch I - Highlands Ranch, CO	3/1/2015	0	0	0	8,540	0	8,540
Highlands Ranch II - Highlands Ranch, CO	3/1/2015	0	0	0	8,315	0	8,315
Summary of Debt due after Fiscal 2015		0	0	0	0	279,965	279,965
Sub-Total Commercial Office		$3,649	$0	$7,256	$64,391	$279,965	$355,261
Commercial Medical
Georgetown Square - Grand Chute, WI	5/1/2012	$0	$2,198	$0	$0	$0	$2,198
High Pointe Health Campus - Lake Elmo, MN	12/1/2013	0	0	1,869	0	0	1,869
Edgewood Vista - Billings, MT	12/10/2014	0	0	0	1,998	0	1,998
Edgewood Vista - East Grand Forks, MN	12/10/2014	0	0	0	3,043	0	3,043
Edgewood Vista - Sioux Falls, SD	12/10/2014	0	0	0	1,144	0	1,144
Summary of Debt due after Fiscal 2015		0	0	0	0	270,156	270,156
Sub-Total Commercial Medical		$0	$2,198	$1,869	$6,185	$270,156	$280,408

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JULY 31, 2011 (continued)

(in thousands)

Property	Maturity Date	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015	Thereafter	Total(1)

Commercial Industrial
Stone Container - Roseville, MN 3	2/1/2012	$3,625	$0	$0	$0	$0	$3,625
Minnetonka 13600 County Road 62 - Minnetonka, MN	2/27/2012	2,389	0	0	0	0	2,389
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	7,164	0	0	0	7,164
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	0	3,840	0	0	0	3,840
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	0	5,647	0	0	0	5,647
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	0	1,153	0	0	1,153
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	0	2,362	0	0	2,362
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	0	2,779	0	0	2,779
Clive 2075 NW 94th St - Clive, IA	9/30/2014	0	0	0	2,232	0	2,232
Metal Improvement Company - New Brighton, MN	9/30/2014	0	0	0	1,526	0	1,526
Winsted Industrial Building	9/30/2014	0	0	0	402	0	402
Summary of Debt due after Fiscal 2015		0	0	0	0	23,565	23,565
Sub-Total Commercial Industrial		$6,014	$16,651	$6,294	$4,160	$23,565	$56,684

Commercial Retail
Burnsville I Strip Center - Burnsville, MN	6/30/2013	$0	$0	$430	$0	$0	$430
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	0	342	0	0	342
St Cloud Westgate - St Cloud, MN	10/10/2013	0	0	3,286	0	0	3,286
Eagan I Retail Center - Eagan, MN	12/22/2013	0	0	1,371	0	0	1,371
Forest Lake Westlake Center - Forest Lake, MN	12/22/2013	0	0	4,383	0	0	4,383
Pine City C-Store - Pine City, MN	4/20/2014	0	0	304	0	0	304
Pine City Evergreen Square - Pine City, MN	4/20/2014	0	0	1,869	0	0	1,869
Omaha Barnes & Noble - Omaha, NE	6/1/2014	0	0	0	2,627	0	2,627
Jamestown Buffalo Mall - Jamestown, ND	9/1/2014	0	0	0	915	0	915
Fargo Express Center - Fargo, ND	10/1/2014	0	0	0	1,017	0	1,017
Lakeville Strip Center - Lakeville, MN	10/1/2014	0	0	0	1,011	0	1,011
Summary of Debt due after Fiscal 2015		0	0	0	0	31,736	31,736
Sub-Total Commercial Retail		$0	$0	$11,985	$5,570	$31,736	$49,291

Total		$13,087	$21,840	$43,071	$80,306	$881,321	$1,039,625

*
Mortgage debt does not include the Company’s multi-bank line of credit.  The line of credit has a maturity date of August 11, 2013; as of October 31, 2011, the Company had borrowings of $47,000,000 outstanding under this line with a subsequent advance on November 1, 2011 of $2,000,000 to bring total borrowings to $49,000,000 outstanding to date.

(1)	Totals are principal balances as of October 31, 2011.
(2)	Loan was subsequently paid off November 1, 2011.
(3)	Commitment has been issued to refinance this maturing loan on or before its maturity.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	10/31/2011	07/31/2011	04/30/2011	01/31/2011	10/31/2010
Equity Capitalization
Common shares outstanding	83,682	81,259	80,523	79,846	79,092
Operating partnership (OP) units outstanding	19,534	19,958	20,068	20,047	19,994
Total common shares and OP units outstanding	103,216	101,217	100,591	99,893	99,086
Market price per common share (closing price at end of period)	$7.41	$8.13	$9.41	$8.94	$8.80
Equity capitalization-common shares and OP units	$764,831	$822,894	$946,561	$893,043	$871,957
Recorded book value of preferred shares	$27,317	$27,317	$27,317	$27,317	$27,317
Total equity capitalization	$792,148	$850,211	$973,878	$920,360	$899,274

Debt Capitalization
Total mortgage debt	$1,039,625	$1,002,962	$993,803	$998,929	$1,004,532
Total capitalization	$1,831,773	$1,853,173	$1,967,681	$1,919,289	$1,903,806

Total debt to total capitalization	0.57:1	0.54:1	0.51:1	0.52:1	0.53:1

	Six Months Ended				Three Months Ended
	10/31/2011		10/31/2010		10/31/2011		07/31/2011		04/30/2011		01/31/2011		10/31/2010
Earnings to fixed charges(1)	1.08	x	1.11	x	1.05	x	1.10	x	1.02	x	1.03	x	1.09	x
Earnings to combined fixed charges and preferred distributions(1)	1.04	x	1.07	x	1.02	x	1.06	x	0.99	x	0.99	x	1.06	x
Debt service coverage ratio(1)	1.39	x	1.42	x	1.37	x	1.41	x	1.37	x	1.37	x	1.40	x

Distribution Data
Common shares and units outstanding at record date	101,439		98,726		101,439		100,725		100,101		99,213		98,726
Total common distribution paid	$30,461		$33,482		$13,186		$17,275		$17,167		$17,015		$16,931
Common distribution per share and unit	$.3015		$.3430		$.1300		$.1715		$.1715		$.1715		$.1715
Payout ratio (FFO per share and unit basis)(1)	97.3%		100.9%		86.7%		107.2%		114.3%		122.5%		100.9%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties(1)
	Three Months Ended October 31,			Six Months Ended October 31,
Segment	2011	2010	% Change	2011	2010	% Change
Multi-Family Residential	$9,310	$8,261	12.7%	$18,355	$16,370	12.1%
Commercial Office	9,337	10,976	(14.9%)	19,003	21,930	(13.3%)
Commercial Medical	10,197	10,737	(5.0%)	20,797	21,736	(4.3%)
Commercial Industrial	2,323	2,092	11.0%	4,684	4,482	4.5%
Commercial Retail	2,021	2,234	(9.5%)	4,078	4,563	(10.6%)
	$33,188	$34,300	(3.2%)	$66,917	$69,081	(3.1%)

(1)	As of October 31, 2011, stabilized properties excluded:

Multi-Family Residential -	North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD, Cottage West Twin Homes, Sioux Falls, SD, Gables Townhomes, Sioux Falls, SD, and Regency Park Estates, St Cloud, MN
Total number of units, 289 Occupancy % for October 31, 2011 is 89.6%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for October 31, 2011 is 98.7%.

Commercial Medical -
Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT; Edgewood Vista-Minot, Minot, ND; Edina 6525 Drew Avenue, Edina, MN; Spring Creek American Falls, American Falls, ID; Spring Creek Soda Springs, Soda Springs, ID; Spring Creek Eagle, Eagle, ID; Spring Creek Meridian, Meridian, ID; Spring Creek Overland, Boise, ID; Spring Creek Boise, Boise, ID; Spring Creek Ustick, Meridian, ID and Trinity at Plaza 16, Minot, ND.

Total square footage, 315,567. Occupancy % for October 31, 2011 is 99.7%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for October 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for October 31, 2011 is 100.0%.

(1)   As of October 31, 2010, stabilized properties excluded:

Commercial Office -	1st Avenue Building, Minot, ND.
Total square footage, 4,427. Occupancy % for October 31, 2010 is 100.0%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.
Total square footage, 55,681. Occupancy % for October 31, 2010 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for October 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,813	$18,002	$16,075	$3,455	$3,102	$0	$58,447
Non-Stabilized	568	365	998	111	199	0	2,241
Total	18,381	18,367	17,073	3,566	3,301	0	60,688

Real estate expenses
Stabilized(1)	8,503	8,665	5,878	1,132	1,081	0	25,259
Non-Stabilized	254	147	93	2	36	0	532
Total	8,757	8,812	5,971	1,134	1,117	0	25,791

Stabilized(1)	9,310	9,337	10,197	2,323	2,021	0	33,188
Non-Stabilized	314	218	905	109	163	0	1,709
Net operating income	$9,624	$9,555	$11,102	$2,432	$2,184	$0	$34,897

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,576)	$(5,150)	$(4,321)	$(925)	$(880)	$(101)	$(14,953)
Administrative, advisory and trustee fees	0	0	0	0	0	(2,104)	(2,104)
Other expenses	0	0	0	0	0	(835)	(835)
Interest expense	(4,489)	(5,400)	(4,115)	(908)	(804)	(601)	(16,317)
Interest and other income	0	0	0	0	0	213	213
Income from continuing operations	1,559	(995)	2,666	599	500	(3,428)	901
Income from discontinued operations	0	0	0	0	590	0	590
Net income (loss)	1,559	(995)	2,666	599	1,090	(3,428)	1,491
Net loss attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(194)	(194)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(12)	(12)
Net income (loss) attributable to Investors Real Estate Trust	1,559	(995)	2,666	599	1,090	(3,634)	1,285
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,559	$(995)	$2,666	$599	$1,090	$(4,227)	$692

(1)	As of October 31, 2011, stabilized properties excluded:

Multi-Family Residential -	North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD, Cottage West Twin Homes, Sioux Falls, SD, Gables Townhomes, Sioux Falls, SD, and Regency Park Estates, St Cloud, MN
Total number of units, 289 Occupancy % for October 31, 2011 is 89.6%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for October 31, 2011 is 98.7%.

Commercial Medical -
Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT; Edgewood Vista-Minot, Minot, ND; Edina 6525 Drew Avenue, Edina, MN; Spring Creek American Falls, American Falls, ID; Spring Creek Soda Springs, Soda Springs, ID; Spring Creek Eagle, Eagle, ID; Spring Creek Meridian, Meridian, ID; Spring Creek Overland, Boise, ID; Spring Creek Boise, Boise, ID; Spring Creek Ustick, Meridian, ID and Trinity at Plaza 16, Minot, ND.

Total square footage, 315,567. Occupancy % for October 31, 2011 is 99.7%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for October 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for October 31, 2011 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$16,544	$19,601	$16,081	$3,041	$3,303	$0	$58,570
Non-Stabilized	0	2	164	111	0	0	277
Total	16,544	19,603	16,245	3,152	3,303	0	58,847

Real estate expenses
Stabilized(1)	8,283	8,625	5,344	949	1,069	0	24,270
Non-Stabilized	0	6	19	6	0	0	31
Total	8,283	8,631	5,363	955	1,069	0	24,301

Net Operating Income (NOI)
Stabilized(1)	8,261	10,976	10,737	2,092	2,234	0	34,300
Non-Stabilized	0	(4)	145	105	0	0	246
Net operating income	$8,261	$10,972	$10,882	$2,197	$2,234	$0	$34,546

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,364)	$(5,423)	$(3,934)	$(869)	$(732)	$(92)	$(14,414)
Administrative, advisory and trustee services	0	0	0	0	0	(1,718)	(1,718)
Other expenses	0	0	0	0	0	(563)	(563)
Interest expense	(4,265)	(5,561)	(4,506)	(1,001)	(802)	(281)	(16,416)
Interest and other income	0	0	0	0	0	167	167
Income (loss) from continuing operations before income taxes	632	(12)	2,442	327	700	(2,487)	1,602
Income tax expense	0	0	0	0	0	19	19
Income (loss) from continuing operations	632	(12)	2,442	327	700	(2,468)	1,621
Income (loss) from discontinued operations	5,528	0	(12)	(3)	(13)	0	5,500
Net income (loss)	6,160	(12)	2,430	324	687	(2,468)	7,121
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,322)	(1,322)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	20	20
Net income (loss) attributable to Investors Real Estate Trust	6,160	(12)	2,430	324	687	(3,770)	5,819
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,160	$(12)	$2,430	$324	$687	$(4,363)	$5,226

(1)       As of October 31, 2010, stabilized properties excluded:

Commercial Office -	1st Avenue Building, Minot, ND.
Total square footage, 4,427. Occupancy % for October 31, 2010 is 100.0%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.
Total square footage, 55,681. Occupancy % for October 31, 2010 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for October 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Six Months Ended October 31, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$35,147	$36,494	$32,189	$6,780	$6,217	$0	$116,827
Non-Stabilized	716	688	1,501	221	306	0	3,432
Total	35,863	37,182	33,690	7,001	6,523	0	120,259

Real estate expenses
Stabilized(1)	16,792	17,491	11,392	2,096	2,139	0	49,910
Non-Stabilized	331	265	97	4	69	0	766
Total	17,123	17,756	11,489	2,100	2,208	0	50,676

Net Operating Income (NOI)
Stabilized(1)	18,355	19,003	20,797	4,684	4,078	0	66,917
Non-Stabilized	385	423	1,404	217	237	0	2,666
Net operating income	$18,740	$19,426	$22,201	$4,901	$4,315	$0	$69,583

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(7,095)	$(10,511)	$(8,514)	$(1,806)	$(1,718)	$(199)	$(29,843)
Administrative, advisory and trustee services	0	0	0	0	0	(4,285)	(4,285)
Other expenses	0	0	0	0	0	(1,150)	(1,150)
Interest expense	(9,010)	(10,598)	(8,078)	(1,844)	(1,573)	(1,120)	(32,223)
Interest and other income	0	0	0	0	0	366	366
Income (loss) from continuing operations	2,635	(1,683)	5,609	1,251	1,024	(6,388)	2,448
Income (loss) from discontinued operations	0	0	0	0	616	0	616
Net income (loss)	2,635	(1,683)	5,609	1,251	1,640	(6,388)	3,064
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(372)	(372)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	14	14
Net income (loss) attributable to Investors Real Estate Trust	2,635	(1,683)	5,609	1,251	1,640	(6,746)	2,706
Dividends to preferred shareholders	0	0	0	0	0	(1,186)	(1,186)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,635	$(1,683)	$5,609	$1,251	$1,640	$(7,932)	$1,520

(1)	As of October 31, 2011, stabilized properties excluded:

Multi-Family Residential -	North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD, Cottage West Twin Homes, Sioux Falls, SD, Gables Townhomes, Sioux Falls, SD, and Regency Park Estates, St Cloud, MN
Total number of units, 289 Occupancy % for October 31, 2011 is 89.6%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for October 31, 2011 is 98.7%.

Commercial Medical -
Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT; Edgewood Vista-Minot, Minot, ND; Edina 6525 Drew Avenue, Edina, MN; Spring Creek American Falls, American Falls, ID; Spring Creek Soda Springs, Soda Springs, ID; Spring Creek Eagle, Eagle, ID; Spring Creek Meridian, Meridian, ID; Spring Creek Overland, Boise, ID; Spring Creek Boise, Boise, ID; Spring Creek Ustick, Meridian, ID and Trinity at Plaza 16, Minot, ND.

Total square footage, 315,567. Occupancy % for October 31, 2011 is 99.7%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for October 31, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for October 31, 2011 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Six Months Ended October 31, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$32,711	$39,492	$32,365	$6,394	$6,669	$0	$117,631
Non-Stabilized	0	4	190	147	0	0	341
Total	32,711	39,496	32,555	6,541	6,669	0	117,972

Real estate expenses
Stabilized(1)	16,341	17,562	10,629	1,912	2,106	0	48,550
Non-Stabilized	0	12	42	7	0	0	61
Total	16,341	17,574	10,671	1,919	2,106	0	48,611

Net Operating Income (NOI)
Stabilized(1)	16,370	21,930	21,736	4,482	4,563	0	69,081
Non-Stabilized	0	(8)	148	140	0	0	280
Net operating income	$16,370	$21,922	$21,884	$4,622	$4,563	$0	$69,361

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(6,726)	$(10,995)	$(7,832)	$(1,766)	$(1,462)	$(189)	$(28,970)
Administrative, advisory and trustee services	0	0	0	0	0	(3,687)	(3,687)
Other expenses	0	0	0	0	0	(916)	(916)
Interest expense	(8,559)	(11,132)	(8,820)	(2,001)	(1,598)	(357)	(32,467)
Interest and other income	0	0	0	0	0	304	304
Income (loss) from continuing operations	1,085	(205)	5,232	855	1,503	(4,845)	3,625
Income (loss) from discontinued operations	5,876	0	(8)	(11)	(29)	0	5,828
Net income (loss)	6,961	(205)	5,224	844	1,474	(4,845)	9,453
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,692)	(1,692)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	44	44
Net income (loss) attributable to Investors Real Estate Trust	6,961	(205)	5,224	844	1,474	(6,493)	7,805
Dividends to preferred shareholders	0	0	0	0	0	(1,186)	(1,186)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,961	$(205)	$5,224	$844	$1,474	$(7,679)	$6,619

(1)      As of October 31, 2010, stabilized properties excluded:

Commercial Office -	1st Avenue Building, Minot, ND.
Total square footage, 4,427. Occupancy % for October 31, 2010 is 100.0%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Missoula 3050 Great Northern Avenue, Missoula, MT and Fox River Cottages, Grand Chute, WI.
Total square footage, 55,681. Occupancy % for October 31, 2010 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for October 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
2nd Quarter Fiscal 2012 vs. 2nd Quarter Fiscal 2011

Segments	Stabilized Properties		All Properties
	2nd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
	Fiscal 2012	Fiscal 2011	Fiscal 2012	Fiscal 2011
Multi-Family Residential	94.8%	90.6%	94.6%	90.6%
Commercial Office	77.7%	80.5%	78.0%	80.5%
Commercial Medical	95.8%	95.7%	96.2%	95.8%
Commercial Industrial	92.2%	80.0%	92.3%	80.3%
Commercial Retail	85.3%	83.6%	85.8%	83.6%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
2nd Quarter Fiscal 2012
2nd Quarter Fiscal 2011

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and six months ended October 31, 2011

	Three Months Ended October 31, 2011
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	117,826	120,093	237,919	293,951	(56,032)
Commercial Medical	197,278	2,039	199,317	6,043	193,274
Commercial Industrial	0	199,662	199,662	0	199,662
Commercial Retail	13,823	5,492	19,315	30,215	(10,900)
Total All Segments	328,927	327,286	656,213	330,209	326,004

Weighted Average Rental Rates(3)
Commercial Office	$10.60	$21.58	$16.14	$13.89	$2.25	16.2%
Commercial Medical	19.70	22.50	19.73	18.58	1.15	6.2%
Commercial Industrial	0.00	6.01	6.01	0.00	6.01	na
Commercial Retail	18.12	24.51	19.94	10.53	9.41	89.4%
Total All Segments	$16.38	$12.13	$14.26	$13.67	$0.59	4.3%

	Six Months Ended October 31, 2011
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	148,358	278,163	426,521	482,055	(55,534)
Commercial Medical	204,918	21,496	226,414	39,791	186,623
Commercial Industrial	0	393,770	393,770	13,870	379,900
Commercial Retail	35,110	44,131	79,241	167,304	(88,063)
Total All Segments	388,386	737,560	1,125,946	703,020	422,926

Weighted Average Rental Rates(3)
Commercial Office	$10.44	$14.99	$13.41	$12.60	$0.81	6.4%
Commercial Medical	19.56	17.01	19.32	18.76	0.56	3.0%
Commercial Industrial	0.00	3.77	3.77	2.70	1.07	39.6%
Commercial Retail	9.4	14.07	12.00	5.45	6.55	120.2%
Total All Segments	$15.16	$9.01	$11.13	$11.05	$0.08	0.7%

	Three Months Ended October 31, 2011			Six Months Ended October 31, 2011
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased
Commercial Office	5.0	3.2	4.0	4.5	3.5	3.9
Commercial Medical	8.6	3.0	8.3	8.1	4.7	6.9
Commercial Industrial	0.0	6.1	6.1	0.0	5.3	5.3
Commercial Retail	5.4	4.8	5.1	6.0	5.2	5.5
Total All Segments	6.5	3.8	5.4	6.1	4.2	5.0

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.
(4)	Term in years.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING COMMITTMENTS
for the three and six months ended October 31, 2011

	2nd Quarter Fiscal 2012 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$1,603,223	$713,681	$2,316,904	$1,974,208	$1,185,458	$3,159,666
Commercial Medical	758,390	10,195	768,585	758,390	182,645	941,035
Commercial Industrial	0	279,071	279,071	0	349,071	349,071
Commercial Retail	266,713	0	266,713	289,213	18,846	308,059
Subtotal	$2,628,326	$1,002,947	$3,631,273	$3,021,811	$1,736,020	$4,757,831

Tenant Improvements per square foot
Commercial Office	$13.61	$5.94	$9.74	$13.31	$4.26	$7.41
Commercial Medical	3.84	5.00	3.86	3.70	8.50	4.16
Commercial Industrial	0.00	1.40	1.40	0.00	0.89	0.89
Commercial Retail	19.29	0.00	13.81	8.24	0.43	3.89
All Segments	$7.99	$3.06	$5.53	$7.78	$2.35	$4.23

Leasing Costs
Commercial Office	$1,425,055	$1,144,857	$2,569,912	$1,611,826	$1,481,999	$3,093,825
Commercial Medical	274,090	19,371	293,461	277,681	103,183	380,864
Commercial Industrial	0	373,205	373,205	0	415,105	415,105
Commercial Retail	78,839	24,868	103,707	78,839	32,864	111,703
Subtotal	$1,777,984	$1,562,301	$3,340,285	$1,968,346	$2,033,151	$4,001,497

Leasing Costs per square foot
Commercial Office	$12.09	$9.53	$10.80	$10.86	$5.33	$7.25
Commercial Medical	1.39	9.50	1.47	1.36	4.80	1.68
Commercial Industrial	0.00	1.87	1.87	0.00	1.05	1.05
Commercial Retail	5.70	4.53	5.37	2.25	0.74	1.41
All Segments	$5.41	$4.77	$5.09	$5.07	$2.76	$3.55

Tenant Improvements and Leasing Costs
Commercial Office	$3,028,278	$1,858,538	$4,886,816	$3,586,034	$2,667,457	$6,253,491
Commercial Medical	1,032,480	29,566	1,062,046	1,036,071	285,828	1,321,899
Commercial Industrial	0	652,276	652,276	0	764,176	764,176
Commercial Retail	345,552	24,868	370,420	368,052	51,710	419,762
Total	$4,406,310	$2,565,248	$6,971,558	$4,990,157	$3,769,171	$8,759,328

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$25.70	$15.48	$20.54	$24.17	$9.59	$14.66
Commercial Medical	5.23	14.50	5.33	5.06	13.30	5.84
Commercial Industrial	0.00	3.27	3.27	0.00	1.94	1.94
Commercial Retail	25.00	4.53	19.18	10.48	1.17	5.30
All Segments	$13.40	$7.84	$10.62	$12.85	$5.11	$7.78

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	10/31/2011	07/31/2011	04/30/2011	01/31/2011	10/31/2010
Number of Units	8,885	8,664	8,661	8,593	8,590
Average Investment Per Unit
Stabilized	$56,479	$56,093	$55,922	$55,866	$55,561
Non-Stabilized	72,974	62,078	61,947	0	0
	$56,926	$56,140	$55,969	$55,866	$55,561

Average Scheduled Rent(1) per Unit
Stabilized	$707	$701	$698	$697	$699
Non-Stabilized	962	715	567	0	0
	$714	$701	$697	$697	$699

Total Receipts per Unit
Stabilized	$697	$675	$665	$655	$642
Non-Stabilized	790	726	538	0	0
	$696	$675	$664	$655	$642

Total Recurring Capital Expenditures per Unit(1)
Stabilized	$212	$230	$144	$146	$165
Non-Stabilized	123	113	105	0	0
	$209	$229	$144	$146	$165

Physical Occupancy%
Stabilized	94.8%	91.5%	92.8%	91.1%	90.6%
Non-Stabilized	89.6%	94.1%	89.7%	0.0%	0.0%
	94.6%	91.5%	92.8%	91.1%	90.6%

Operating Expenses as a % of Scheduled Rent
Stabilized	47.0%	46.3%	49.4%	49.7%	46.1%
Non-Stabilized	36.7%	52.4%	47.4%	0.0%	0.0%
Total	46.6%	46.3%	49.4%	49.7%	46.1%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of October 31, 2011

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	27	117	10.2%	1,190,393	11.1%
St. Lukes Hospital of Duluth, Inc.	6	51	3.5%	198,775	1.9%
Fairview Health Services	9	72	3.5%	261,814	2.5%
Applied Underwriters	3	64	2.3%	141,724	1.3%
Affiliates of Siemens USA	2	35	1.7%	142,017	1.3%
HealthEast Care System	1	88	1.6%	114,316	1.1%
Affiliates of Hewlett Packard (NASDAQ: HPQ)	2	8	1.5%	376,480	3.5%
Microsoft (NASDAQ: MSFT)	1	22	1.4%	122,040	1.1%
Smurfit - Stone Container (NASDAQ: SSCC)	2	49	1.3%	406,397	3.8%
Nebraska Orthopedic Hospital	1	209	1.3%	61,758	0.6%
Total/Weighted Average		83	28.3%	3,015,714	28.2%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of October 31, 2011

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Base Rent
Commercial Office
2012	27	197,155	5.1%	$3,092,158	$15.68	5.5%
2013	48	560,392	14.5%	7,823,991	13.96	14.0%
2014	52	611,995	15.8%	8,110,783	13.25	14.5%
2015	63	458,532	11.8%	6,536,120	14.25	11.7%
2016	37	556,350	14.4%	8,757,569	15.74	15.7%
2017 and thereafter	60	1,486,898	38.4%	21,606,979	14.53	38.6%
	287	3,871,322	100.0%	$55,927,600	$14.45	100.0%

Commercial Medical
2012	19	64,307	2.3%	$1,386,502	$21.56	3.0%
2013	21	115,219	4.2%	2,546,709	22.10	5.5%
2014	25	378,305	13.7%	6,908,486	18.26	14.8%
2015	15	58,499	2.1%	1,402,318	23.97	3.0%
2016	25	176,413	6.4%	3,575,300	20.27	7.7%
2017 and thereafter	88	1,963,556	71.3%	30,779,499	15.68	66.0%
	193	2,756,299	100.0%	$46,598,814	$16.91	100.0%

Commercial Industrial
2012	5	483,192	18.1%	$1,154,770	$2.39	11.3%
2013	3	36,072	1.4%	134,028	3.72	1.3%
2014	8	234,078	8.8%	957,588	4.09	9.3%
2015	6	344,493	12.9%	1,389,772	4.03	13.6%
2016	8	784,327	29.5%	3,155,660	4.02	30.7%
2017 and thereafter	11	780,498	29.3%	3,471,845	4.45	33.8%
	41	2,662,660	100.0%	$10,263,663	$3.85	100.0%

Commercial Retail
2012	23	138,618	11.9%	$763,502	$5.51	8.1%
2013	35	106,311	9.1%	865,603	8.14	9.2%
2014	38	205,102	17.6%	1,285,356	6.27	13.6%
2015	28	279,538	23.9%	2,082,394	7.45	22.1%
2016	20	90,751	7.8%	1,088,161	11.99	11.5%
2017 and thereafter	31	347,036	29.7%	3,353,591	9.66	35.5%
	175	1,167,356	100.0%	$9,438,607	$8.09	100.0%

Commercial Total
2012	74	883,272	8.4%	$6,396,932	$7.24	5.2%
2013	107	817,994	7.8%	11,370,331	13.90	9.3%
2014	123	1,429,480	13.7%	17,262,213	12.08	14.1%
2015	112	1,141,062	10.9%	11,410,604	10.00	9.3%
2016	90	1,607,841	15.4%	16,576,690	10.31	13.6%
2017 and thereafter	190	4,577,988	43.8%	59,211,914	12.93	48.5%
	696	10,457,637	100.0%	$122,228,684	$11.69	100.0%

*	Annualized Base Rent is monthly scheduled rent as of October 31, 2011 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2012 ACQUISITION SUMMARY
as of October 31, 2011
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	October 31, 2011 Leased Percentage	Acquisition Cost

Buffalo Mall Theaters1	Jamestown, ND	Commercial Retail	June 15, 2011	19,037	100.0%	100.0%	$781
Regency Park Estates	Sioux Falls, SD	Multi-Family Residential	August 1, 2011	50	85.0%	85.0%	10,900
Spring Creek American Falls	American Falls, ID	Commercial Medical	September 1, 2011	17,273	100.0%	100.0%	4,070
Spring Creek Soda Springs	Soda Springs, ID	Commercial Medical	September 1, 2011	15,571	100.0%	100.0%	2,230
Spring Creek Eagle	Eagle, ID	Commercial Medical	September 1, 2011	15,559	100.0%	100.0%	4,100
Spring Creek Meridian	Meridian, ID	Commercial Medical	September 1, 2011	31,820	100.0%	100.0%	7,250
Spring Creek Overland	Boise, ID	Commercial Medical	September 1, 2011	26,605	100.0%	100.0%	6,725
Spring Creek Boise	Boise, ID	Commercial Medical	September 1, 2011	16,311	100.0%	100.0%	5,075
Spring Creek Ustick	Meridian, ID	Commercial Medical	September 1, 2011	26,605	100.0%	100.0%	4,300
Meadow Wind Land	Casper, WY	Unimproved Land	September 1, 2011	na	na	na	50
Minot IPS	Minot, ND	Unimproved Land	September 7, 2011	-	na	na	416
Trinity at Plaza 162	Minot, ND	Commercial Medical	September 23, 2011	24,795	100.0%	100.0%	4,879
Cottage West Twin Homes	Sioux Falls, SD	Multi-Family Residential	October 12, 2011	50	98.0%	98.0%	4,730
Gables Townhomes	Sioux Falls, SD	Multi-Family Residential	October 12, 2011	24	87.5%	87.5%	2,270
Edina 6525 Drew Avenue S	Edina, MN	Commercial Medical	October 13, 2011	2,900	76.4%	76.4%	505
			Total Square Feet	196,476			$58,281
			Total Units	124

(1)	Conversion project placed in service June 15, 2011. Additional costs incurred in fiscal year 2011 totaled $1.4 million, for a total project cost at July 31, 2011 of $2.2 million.
(2)	Development property placed in service September 23, 2011. Additional costs paid in fiscal year 2011 totaled $3.3 million, for a total project cost at October 31, 2011 of $8.2 million.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2012 DEVELOPMENT SUMMARY
as of October 31, 2011
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Multi-Family Conversion - Minot, ND	Convert 15,000 sf. commercial office to 20 multi-family residential units	0%	2,900	417	1st Quarter Fiscal 2013
Spring Wind, Laramie, WY	29 assisted living units and 16 memory care units	0%	3,800	275	1st Quarter Fiscal 2013
Meadow Wind, Casper, WY	28 assisted living units and 16 memory care units	0%	4,700	3,071	3rd Quarter Fiscal 2012
Industrial-Office Build-to-Suit, Minot, ND	23,000 sf. commercial industrial building	100%	5,800	482	2nd Quarter Fiscal 2013
Quarry Ridge II Apartments, Rochester, MN	159 unit apartment building	0%	19,400	4,251	2nd Quarter Fiscal 2013
Georgetown Square Condos - Grand Chute, WI	8 condo units	0%	na	1,750	na
Williston Garden Apartments(1)	145 unit apartment building	0%	19,500	3,878	2nd Quarter Fiscal 2013
		Total	$56,100	$14,124

(1)	The Company is a 60% partner in the joint venture entity constructing this property; the anticipated total cost amount given is the total cost to the joint venture entity.

Definitions

October 31, 2011

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, NAREIT recently clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.
Net Operating Income is total real estate revenues less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are costs that increase the value and extend the useful life of a property.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital expenditures typically include appliances, carpeting and flooring, and kitchen/bath cabinets.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Stabilized properties are those properties owned for the entirety of both periods being compared, and, in the case of development or re-development properties, which have achieved a target level of occupancy.